UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

COCA-COLA CONSOLIDATED, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on May 12, 2020. COCA-COLA CONSOLIDATED, INC. COCA-COLA CONSOLIDATED, INC. 4100 COCA-COLA PLAZA CHARLOTTE, NC 28211-3481 Meeting Information Meeting Type: Annual Meeting For holders as of: March 16, 2020 Date: May 12, 2020 Time: 9:00 a.m., EDT Location: Corporate Center 4100 Coca-Cola Plaza Charlotte, NC 28211 For directions please call: (704) 557-4400 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. E90429-P32663

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice of Annual Meeting and Proxy Statement 2. 2019 Annual Report to Stockholders How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 28, 2020 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: At the meeting, you will need to request a ballot to vote these shares. Please bring this notice, or other evidence of stock ownership as of the record date, and a suitable form of personal photo identification for admission to the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Phone or Mail: You can vote by phone or mail by requesting a paper copy of the materials, which will include a proxy card. E90430-P32663

Voting Items Coke Consolidated’s Board of Directors recommends that you vote “FOR ALL” of the nominees named in Proposal 1: 1. Election of Directors Nominees: 01) J. Frank Harrison, III 02) Sharon A. Decker 03) Morgan H. Everett 04) James R. Helvey, III 05) William H. Jones 06) Umesh M. Kasbekar 07) David M. Katz 08) Jennifer K. Mann 09) James H. Morgan 10) John W. Murrey, III 11) Sue Anne H. Wells 12) Dennis A. Wicker 13) Richard T. Williams Coke Consolidated’s Board of Directors recommends that you vote “FOR” Proposals 2 and 3: 2. Approval, on an advisory basis, of Coke Consolidated’s named executive officer compensation in fiscal 2019. 3. Ratification of the appointment of PricewaterhouseCoopers LLP to serve as Coke Consolidated’s independent registered public accounting firm for fiscal 2020. Coke Consolidated’s Board of Directors recommends that you vote “AGAINST” Proposal 4: 4. Stockholder proposal regarding development of a recapitalization plan. NOTE: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. EACH OF PROPOSALS 1, 2 AND 3 HAS BEEN PROPOSED BY COCA-COLA CONSOLIDATED, INC. E90431-P32663

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